SKINS INC.

SECURED PROMISSORY NOTE

$__________February __, 2008

FOR VALUE RECEIVED, the undersigned, SKINS INC., a company organized under the laws of the State of Nevada (the “Company”), promises to pay to the order of _____________ or his registered assigns (the “Holder”), the principal sum of ________________ Dollars (US$________________), with interest from the date hereof at the rate of five percent (5%) per annum on the unpaid balance hereof until paid. The purpose of this Note is to provide bridge financing for the Company until it is able to complete an equity or debt financing (the “Financing”).

1. Payment. The Company agrees to pay in full all principal and interest due under this Note upon the closing of the Financing and from the proceeds of such financing. Notwithstanding, repayment of this Note in full shall occur no later than six (6) months from the date hereof.

2. Interest. Interest on the unpaid principal balance of this Note shall accrue at the rate of five percent (5%) per annum compounded annually (computed on the basis of a 365-366 day year (as applicable) based on actual days elapsed) commencing on the date hereof, and payable in accordance with Paragraph 1, above.

3. Security.

(a) Company. In order to secure the payment of the Note, the Company hereby grants to Holder a continuing first priority security interest in intellectual property rights, patents, copyrights, trademarks in which the Company now has or hereafter may acquire any right, title or interest, all proceeds and products thereof and all additions, accessions and substitutions thereto or therefore (the “Security”).

(b) Subsidiary. In order to secure the payment of the Note, Skins Footwear Inc., a Delaware corporation and the wholly-owned subsidiary of the Company (the “Subsidiary”), hereby grants to Holder a continuing first priority security interest in the Security.

Holder shall have the rights of a secured party under the Uniform Commercial Code. To effect the foregoing, each of the Company and the Subsidiary agrees to execute promptly such additional security documentation as Holder may request and hereby authorizes Holder to file financing and other statements as Holder deems advisable to perfect the first priority security interest granted herein.

4. Shares of Common Stock. As a part of the consideration of entering into this Note, the Holder shall receive ________________________ (_________) shares of Common Stock of the Company (the “Shares”).

5. Piggy-back Registration Rights. The Shares shall be eligible for registration pursuant to the Securities Act under the following terms and conditions:

(a) At any time that the Shares are not freely saleable under Rule 144 under the Securities Act, the Company agrees to include the Shares, at the option of the Holder, in the first registration statement it files with the Securities and Exchange Commission, whether on its own account or on behalf of other shareholders, excluding registration statements on Forms S-4 or S-8 (an “Eligible Registration Statement”).

(b) All registration expenses will be borne by the Company, whether or not the registration statement becomes effective and whether or not any Shares are sold pursuant to such registration statement; provided, however, that such expenses shall not include (i) any underwriting discount or commissions with respect to the Holder’s shares and/or (ii) cost of special counsel for the Holder.

(c) In the event of a registration statement filed in connection with an underwritten offering, these registration rights are subject to the requirement that the Holder submits to any lock-up provisions and cut-backs, if any, as may be proposed by the underwriter(s).

(d) The Company shall send to the Holder written notice of any decision to file an Eligible Registration Statement at least fifteen (15) days prior to the initial filing date; if within five (5) days after receipt of such notice, the Holder requests in writing that some or all of such Holder’s Shares be included in such registration statement, the Company shall then cause the registration under the Securities Act of all or part of the Holder’s Shares, as requested by holder; provided, however, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the Eligible Registration Statement, the Company shall determine for any reason not to register, or to delay registration of, such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such registration and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shares for the same period as the delay in registering any other securities.

(e)  In connection with each registration statement covering the Shares, the Holder shall be required to furnish to the Company information regarding such Holder and the distribution of such Shares as is required by law to be disclosed in the registration statement, and the Company may exclude from such registration the Shares of the Holder if it fails to furnish such information within a reasonable time prior to the filing of such registration statement or any supplemented prospectus and/or amended registration statement.

(f) Notwithstanding the foregoing, the Company shall not be required to register the Shares if the primary and direct cause of such failure to satisfy said obligations is as result of comments from the SEC regarding the ability of the Company to utilize and rely upon Rule 415 of the Securities Act of 1933, as amended, or the SEC’s refusal to permit the registration of securities issued after the filing of the initial Registration Statement. In the event the SEC does not permit the Company to register all of the securities covered by the Eligible Registration Statement, the Company shall be permitted to remove the Shares from such registration statement and, in such event, the Company agrees to use its best efforts to register the Shares that were not registered in such Eligible Registration Statement as promptly as possible thereafter and in a manner permitted by the SEC or otherwise ensure that the Shares are freely saleable, in full, under Rule 144 of the Securities Act.

6. Restrictions on Transfer of Shares. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the SEC under the 1933 Act, covering the disposition or sale of the Shares and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Shares, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144.

7. Compliance With Securities Laws. By executing this Note, the Holder hereby represents, warrants and covenants that he/she/it qualify under either or both of Sections 7.1 and 7.2, and the Holder agrees to complete supporting documentation in connection with this Section 7.

(a) Accredited Investor. By execution of this Note, the Holder hereby represents, warrants and covenants that he/she/it is an “accredited investor” as that term is defined under Rule 501 of Regulation D, that the Shares are acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof, that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding the Shares for an indefinite period; that the Holder understands that the Shares will not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, granted to the Holder) and will be “restricted securities” within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date hereof under current laws, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing the Shares will have affixed thereto a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(b) Regulation S Investor. By execution of this Note, the Holder hereby represents, warrants and covenants that he/she/it to the representations and warranties contained in Appendix A, attached hereto.

8.  Currency. All references herein to “dollars” or “$” are to U.S. dollars, and all payments of principal of, and interest on, this Note shall be made in lawful money of the United States of America in immediately available funds.

9. Waiver. The Company expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, and diligence in collection.

10. Attorneys’ Fees and Costs. In the event of any legal proceedings in connection with this Note, all expenses in connection with such legal proceedings of the prevailing party, including reasonable legal fees and applicable costs and expenses, shall be reimbursed by the non-prevailing party upon demand. This provision shall not merge with any enforcement order or judgment on this Note and shall be applicable to any proceeding to enforce or appeal any judgment relating to the Note.

11. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

12. Successors and Assigns. This Note shall inure to the benefit of the Holder and his successors and permitted assigns and shall be binding upon the undersigned and his successors and permitted assigns. As used herein, the term “Holder” shall mean and include the successors and permitted assigns of the Holder.

13. Governing Law. The parties acknowledge and agree that this Note and the rights and obligations of all parties hereunder shall be governed by and construed under the laws of the State of New York, without regard to conflict of laws principles.

14. Modification. This Note may not be modified or amended orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

15. Entire Agreement. This Note constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior written or oral agreements and understandings with respect to the matters covered hereby.

16. Counterparts. This Note may be executed in two (2) counterparts, each of which shall be an original counterpart, but only all of which together shall constitute one original Note.

[The next page is the signature page]

SIGNATURE PAGE TO SECURED PROMISSORY NOTE

SKINS INC.,
a Nevada corporation

By:	Mark Klein
Its:	Chief Executive Officer
Address:	1115 Broadway, 12th Floor
New York, NY 10010
Fax:	(___) ___-____

SKINS FOOTWEAR INC.,
a Delaware corporation

By:	Mark Klein
Its:	Chief Executive Officer
Address:	1115 Broadway, 12th Floor
New York, NY 10010
Fax:	(___) ___-____

HOLDER,

Michael Rosenthal

Address:

Fax:

APPENDIX A
INVESTOR REPRESENTATIONS UNDER REGULATION S

By executing the Note, the Holder hereby represents, warrants and covenants that he/she/it has received the Note and carefully read such Note; the decision to acquire the Shares has been taken solely in reliance upon the information contained in this Note and the Shares, and such other written information supplied by an authorized representative of the Company as the Holder may have requested. The Holder acknowledges that all documents, records and books pertaining to this investment have been made available for inspection by the Holder, its attorneys, accountants and purchaser representatives upon request prior to executing this Note and acquiring the Shares, and that it has been informed by the Company that its books and records will be available for inspection by the Holder or his/her/its agents and representatives at any time, and from time to time, during reasonable business hours and upon reasonable notice. The Holder further acknowledges that it (or its advisors, agents and/or representatives) has had a reasonable and adequate opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the acquisition of the Shares, the nature of this Note and the Shares and the business and operations of the Company, and to obtain from the Company such additional information, to the extent possessed or obtainable without unreasonable effort or expense, as is necessary to verify the accuracy of the information contained in the Note or otherwise provided by the Company; all such questions have been answered by the Company to the full satisfaction of the Holder. The Holder is not relying upon any oral information furnished by the Company or any other person in connection with its investment decision, and in any event, no such oral information has been furnished to the Holder which is in any way inconsistent with or contradictory to any information contained in the Note, or otherwise provided to the Holder by the Company in writing as described above.

The Holder meets the criteria established below:

The Holder is not a U.S. Person, as defined in Rule 901 of Regulation S, promulgated under the 1933 Act and the Holder represents and warrants that:

(i) The Holder is not acquiring the Shares as a result of, and the Holder covenants that he, she or it will not engage in any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares;

(ii) The Holder is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(iii) The Holder is a resident of the jurisdiction in which the Holder resides;

(iv) the offer and the sale of the Shares to the Holder complies with or is exempt from the applicable securities legislation of the jurisdiction in which the Holder resides;

(v) The Holder is outside the United States when receiving and executing the Note and that the Holder will be outside the United States when acquiring the Shares, and

(vi) the Holder covenants with the Company that:

(1) offers and sales of any of the Shares prior to the expiration of a period of one year after the date of original issuance of the Shares (the one year period hereinafter referred to as the “Distribution Compliance Period” under current laws) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws; and

(2) The Holder will not engage in hedging transactions with respect to the Shares until after the expiration of the Distribution Compliance Period, or other such period as required under current federal securities laws.

The Holder: (a) has adequate net worth and means of providing for current financial needs and possible personal contingencies, (b) has no need for liquidity in this investment; and (c) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and of losing the entire amount of such investment.

The Holder understands and acknowledges that an acquirer of the Shares must be prepared to bear the economic risk of such investment for an indefinite period because of: (A) the heightened nature of the risks associated with an investment in the Company due to its status as a development stage company; (B) illiquidity of the Shares due to the fact such stock has not been registered under the 1933 Act or any state securities act (nor passed upon by the SEC or any state securities commission), and the Shares has not been registered or qualified by the Holder under federal or state securities laws solely in reliance upon an available exemption from such registration or qualification, and hence such Shares cannot be sold unless it is subsequently so registered or qualified (which is not likely), or are otherwise subject to any applicable exemption from such registration requirements; and (C) substantial restrictions on the transfer of the Shares, as set forth in, among other documents, the Shares and by legend on the face or reverse side of any certificate evidencing an ownership interest in the Company.

The Holder either (i) has a pre-existing personal or business relationship with the Company, its officers, directors or affiliates; or (ii) alone or with its representatives, such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares.

The Holder understands and acknowledges that an investment in the Shares is speculative in nature, and involves certain risks.

The Holder is not a member of the National Association of Securities Dealers, FINRA, or of any other self-regulatory agency which would require approval prior to any acquisition of the Shares.

The Holder is acquiring the Shares for its own investment, and not with a view toward the subdivision, resale, distribution, or fractionalization thereof. The Holder does not have any contract, undertaking, arrangement or obligation with or to any person to sell, transfer, or otherwise dispose of the Shares (or any portion thereof hereby acquired), nor has a present intention to enter into any such contract, undertaking, agreement or arrangement.

The offering of the Shares was made only through direct, personal communication between the Holder (or a representative thereof) and the Company; the acquisition of the Shares by the Holder is not the result of any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or other written communication, or broadcast over television, radio or any other medium; or (ii) any seminar or meeting to which the attendees had been invited by any general solicitation or general advertising.

The Holder has been advised to consult with an attorney regarding legal matters concerning the acquisition and ownership of the Shares, and with a tax advisor regarding the tax consequences of acquiring such stock.

The Holder has distributed the Shares and the Note, or any other information pertaining to the acquisition of the Shares hereunder, to anyone other than its representative and/or its investment, legal or accounting advisors in connection with its consideration of an acquisition of the Shares.

The Holder was not organized for the specific purpose of acquiring the Shares, and has other investments or business activities besides investing in the Company, unless the Holder has indicated the contrary to the Company in writing. The Holder has specified in writing the number and character (i.e., individual, corporate, company, etc.) of the beneficial owners thereof.

SCHEDULE OF LENDERS

Lender: Joshua Hermelin
Amount: $40,000
No. of Shares: 58,824
Date: February 11, 2008

Lender: Michael Rosenthal
Amount: $100,000
No. of Shares: 185,185
Date: February 14, 2008